Exhibit 99.3

SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the “Agreement”) is made and entered into as of August 1, 2005, between Digital Insurance, Inc., a Delaware corporation with its principal office at 400 Galleria Parkway, Suite 300, Atlanta, GA 30339 (the “Debtor”), and Verso Technologies, Inc., a Minnesota corporation with its principal office at 400 Galleria Parkway, Suite 200, Atlanta, GA 30339 (“Secured Party”).

W I T N E S S E T H:

     WHEREAS, the Debtor is the sublessee under that certain Sublease Agreement, made on July 1, 2005, entered into with the Secured Party as sublessor (the “Sublease”) and has leased certain premises from Secured Party, as more particularly described in the Sublease (the “Sublease Premises”); and

     WHEREAS, pursuant to the Sublease, the Secured Party has executed a Bill of Sale transferring to the Debtor title to the assets listed on Exhibit A, attached hereto and by this reference made a part hereof (the “Assets”); and

     WHEREAS, as an inducement to the Secured Party to transfer the Assets to the Debtor, the Debtor has agreed to enter into the Sublease and this Agreement.

     NOW THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in order to induce the Secured Party to transfer the Assets to Debtor, and to secure the payment and performance of all of the Debtor’s obligations under the Sublease, the parties hereto agree as follows:

     SECTION 1. Grant of Security Interest. As collateral security for the due and punctual payment and performance of the Obligations, the Debtor hereby pledges, hypothecates, delivers and assigns unto the Secured Party, and hereby grants the Secured Party a security interest in, the Assets and the proceeds (including all insurance proceeds) and products of all of the Assets (all such Assets, proceeds and products being hereinafter collectively referred to as the “Collateral”).

     SECTION 2. Indebtedness and Obligations Secured. This Agreement and the Collateral secure (i) payment of all amounts payable and performance of all of the covenants and obligations of Debtor under the Sublease, (ii) performance of all covenants and obligations of the Debtor arising pursuant to the provisions of this Agreement, and (iii) all reasonable costs and expenses of the Secured Party in enforcing this Agreement and selling or otherwise disposing of any Collateral (collectively, the “Obligations”).

     SECTION 3. Representations and Warranties. The Debtor hereby represents, warrants and covenants that:

     (a) Subject to the lien created hereby and any liens created or caused by the Secured Party, from and after the transfer of the Assets from the Secured Party to the Debtor, the Debtor is and will be the lawful owner of the Assets, free and clear of all assignments, pledges, mortgages, security interests, liens, claims and encumbrances; the Debtor will defend its title thereto against the claims of all persons whomsoever; the Debtor is a corporation duly organized and validly existing under the laws of the State of Delaware; the Debtor will not grant any security interest, mortgage, pledge or assignment of any Collateral, or any portion thereof, without the prior written consent of the Secured Party; the Debtor has good, right and lawful authority to enter into this Agreement and to grant a security interest in the Collateral in the manner hereby done or contemplated; this Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms; and no consent or approval of any court, governmental body or regulatory authority (federal, state or local) is or was required in connection with the execution and delivery by the Debtor of this Agreement or the grant of the security interest granted hereby.

     (b) The Debtor will keep the Collateral separate from its other property or assets and capable of identification so far as may be practicable and in good condition and will not take any action that would materially impair the value thereof; provided, however, that the Secured Party acknowledges and agrees the Debtor may, in its sole discretion, reconfigure any office cubes or modular systems into different sizes and/or layouts. The chief executive office and chief place of business of the Debtor on the date hereof, and the place where the Assets and records pertaining to the Collateral are kept, is as stated in the first paragraph of this Agreement and such chief executive office and chief place of business shall not be changed without providing prior written notice to the Secured Party.

     (c) The Debtor will keep all Collateral insured for such amounts and against such loss or damage from such hazards and risks as is usually carried by companies owning similar properties and operating in the same general areas in which the Debtor operates. All such insurance shall (i) name the Debtor and the Secured Party as insured parties (without any representation or warranty by or obligation upon the Secured Party), as their respective interests may appear; (ii) provide that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of any representation or warranty by the Debtor; (iii) provide that there shall be no recourse against the Secured Party for the payment of premiums or other amounts with respect thereto; and (iv) endeavor to provide at least ten (10) days’ prior written notice of cancellation or lapse of such policy to the Secured Party. The Debtor shall, within ten (10) days after the date of this Agreement and each anniversary thereof, deliver to the Secured Party a certificate of insurance showing the coverage and interests set forth above.

     (d) The Debtor shall not sell, transfer, assign, grant a security interest in or otherwise dispose of, encumber or change the location of the Collateral without the prior written consent of the Secured Party.

     (e) Secured Party shall be authorized to file under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Secured Party may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Secured Party’s security interest in the Collateral, and the Debtor hereby authorizes the Secured Party to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Debtor or as permitted by law, and agrees promptly to do such further acts and things and to execute and deliver to the Secured Party such additional conveyances, assignments and agreements as the Secured Party may reasonably require or deem advisable from time to time to carry into effect the purposes of this Agreement or to better assure and confirm unto the Secured Party its rights, powers and remedies hereunder.

     SECTION 4. Quiet Enjoyment. Except as otherwise provided herein, the Debtor shall remain in possession and quiet enjoyment of the Collateral and may use the same in the ordinary course of its business and in a manner not inconsistent with this Agreement or any insurance policy relating thereto.

     SECTION 5. Events of Default. The following shall constitute an Event of Default under this Agreement: (i) any Event of Default under (and as defined in) the Sublease; and (ii) any breach by the Debtor of any covenant or obligation of the Debtor under this Agreement, which breach is not cured within ten (10) days after receipt of notice from the Secured Party.

     SECTION 6. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall be entitled to exercise with respect to the Collateral all of the rights and remedies of a secured party upon default under the Uniform Commercial Code in Georgia at the time, including the right to sell the Collateral or any part thereof, and in addition may exercise its rights and remedies hereunder or otherwise available to it at law or in equity, including but not limited repossession and sale of the Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, as the Secured Party may reasonably deem appropriate in the circumstances and commercially reasonable. The Secured Party may reasonably require the Debtor to, and the Debtor agrees that it will, at its sole cost and expense, promptly, upon the request of the Secured Party, assemble the Collateral (or such part thereof as the Secured Party may have specified) and make it available to the Secured Party at the Sublease Premises. Further, the Secured Party shall have the right, without demand, notice, or legal process, , at the sole cost and expense of the Debtor, to enter upon any premises where the Collateral may be kept (including premises of third parties) and take possession of such Collateral, together with all additions and accessions thereto. Upon consummation of any such sale, the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free and clear of any claim or right on the part of the Debtor, and the Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent that notice of sale shall be required to be given by law, Secured Party shall give the Debtor at least ten (10) days’ prior written notice of Secured Party’s intention to make any such public or private sale. Such notice shall state the time and place fixed for sale and the Collateral, or portion thereof, to be offered for sale. Any such sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale.

Upon the occurrence of any Event of Default and during the continuation thereof, without limiting the Secured Party’s other rights and remedies, the Debtor grants to the Secured Party an irrevocable power of attorney coupled with an interest, authorizing and permitting the Secured Party (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Debtor, and at the Debtor’s expense, to do any or all of the following, in the Debtor’s name or otherwise, but the Secured Party agrees to exercise the following powers in a commercially reasonable manner:

          (a) execute on behalf of the Debtor any documents that the Secured Party may, in its sole discretion, deem advisable in order to perfect and maintain the Secured Party’s security interest in the Collateral, or in order to exercise a right of the Debtor or the Secured Party, or in order to fully consummate all the transactions contemplated under this Agreement;

          (b) execute on behalf of the Debtor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any property which is part of the Collateral;

          (c) pay, contest or settle any lien on any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same;

          (d) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; and

          (e) take any action or pay any sum required of the Debtor pursuant to this Agreement and any other present or future agreements.

Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys’ fees actually incurred by the Secured Party with respect to the foregoing shall be added to and become part of the Obligations, shall be payable within fifteen (15) days after receipt of demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall the Secured Party’s rights under the foregoing power of attorney or any of the Secured Party’s other rights under this Agreement be deemed to indicate that the Secured Party is in control of the business, management or properties of the Debtor.

     SECTION 7. Amendments of Other Agreements, Etc. The Debtor agrees and consents that, at any time and from time to time, the Sublease may be amended or modified as provided under the terms thereof without affecting this Agreement, the security interest created hereby or the obligations of the Debtor hereunder, all of which shall continue in full force and effect until all Obligations secured hereby shall be fully paid or otherwise satisfied, and without notice to or the assent of the Debtor.

     SECTION 8. Expenses of the Secured Party. The Debtor agrees to pay the Secured Party, upon its demand, all reasonable out-of-pocket expenses incurred by the Secured Party (including its reasonable attorneys’ fees) in connection with the administration or enforcement of this Agreement and the exercise of its rights and remedies hereunder or with respect to the

Collateral). Should the Debtor fail to do any act or thing that the Debtor has covenanted to do hereunder, or should any representation or warranty on the part of the Debtor contained herein be breached, Secured Party may (but shall not be obligated to) do the same or cause it to be done, or remedy any such breach, and there shall be added to the liabilities of the Debtor hereunder, the cost or expense to Secured Party in so doing, and any and all amounts expended by Secured Party in taking any such action shall be repayable to it by the Debtor upon Secured Party’s demand.

     SECTION 9. No Waiver. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No exercise by the Secured Party of one right or remedy shall be deemed an election, and no waiver by the Secured Party of any Event of Default on the Debtor’s part shall be deemed a continuing waiver. No waiver by the Secured Party shall be effective unless made in a written document signed on behalf of the Secured Party and then shall be effective only in the specific instance and for the specific purpose for which it was given. The Secured Party’s rights and remedies under this Agreement shall be cumulative. The Secured Lender shall have all other rights and remedies not inconsistent herewith as provided under the Commercial Code in Georgia, by law or in equity.

     SECTION 10. Termination. This Agreement shall terminate when all Obligations secured hereby have been fully paid or otherwise satisfied and all obligations of the Debtor hereunder have been fully performed, or when the Debtor has been relieved from any obligation to perform under the Sublease, at which time Secured Party’s security interest in the Assets shall automatically terminate and Secured Party shall reassign and redeliver (or cause to be reassigned or redelivered) to the Debtor, or to such person or persons as the Debtor shall designate, against receipt, such of the Collateral (if any) that has not been sold or otherwise applied by Secured Party pursuant to the terms hereof and that is still held by it hereunder, together with appropriate instruments of assignment and release, all without recourse upon or warranty by the Secured Party and at the sole cost and expense of the Debtor.

     SECTION 11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Atlanta time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Atlanta time) on any date, (iii) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Debtor:	If to the Secured Party:
Digital Insurance, Inc.	Verso Technologies, Inc.
400 Galleria Parkway, Suite 300	400 Galleria Parkway, Suite 200
Atlanta, GA 30339	Atlanta, GA 30339
Attn:	Attn: CFO
Facsimile:	Fax: 678-589-3750

or at such other place or places or to such other person or persons as shall be designated in writing by the parties hereto in the manner provided above for notices.

     SECTION 12. Further Assurances. The Debtor agrees to do such further acts and things, and to execute and deliver such agreements and instruments, as Secured Party may at any time reasonably request in connection with the administration or enforcement of this Agreement or in any way related to the Collateral or any part thereof or in order to better assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     SECTION 13. Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Debtor shall not be permitted to assign this Agreement without the prior written consent of Secured Party.

     SECTION 14. Amendments. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral be released, except by an instrument in writing signed on behalf of the parties hereto.

     SECTION 15. Governing Law. This Agreement (including matters of construction, validity and performance), the rights, remedies and obligations of the parties with respect to the Collateral, to the extent not provided for herein, and all matters concerning the validity, perfection and the effect of non-perfection of the security interest contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Georgia (without regard to principles of conflicts of laws) or other mandatory applicable laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

Digital Insurance, Inc., Debtor		Verso Technologies, Inc., Secured Party

By:	/s/ Adam Bruckman	By:	/s/ Juliet M. Reising

Its:	President and CEO	Its:	EVP & CFO

6

EXHIBIT A

ASSETS

400 Galleria
Suite 300 Furniture and Fixtures

Exhibit A

											File Cabinets
						Side Chair
Location	Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Bookcase Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Table Description	White Board
		(brand/color)		(brand/model)		(brand/model no.)		(color/shelves)		(brand/color)
Offices
Office #1	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 4 shelf
Office #2	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #4	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 4 shelf							1
Office #6	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #8	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak/ 6 shelf
Office #9	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak / 3 shelf
Office #10	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #12	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak / 5 shelf
Office #13	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #15	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf					1 table 4 chairs
Office #17	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #18	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #19	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf							1
Office #20	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 5 shelf							1
Office #21	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #22	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf							1

Totals	16		16		32		12		0		0		0		4

										File
Location	Dim.	Desk	Desk Description	Chair	Chair Description	Side Chairs	Bookcase	Roll Out	Roll Out Description	Cabinets		Table	White Board
			(brand/color)		(brand/model)				(brand/color)
Cubicles
#1	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#2	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#3	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#4	6x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#5	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#6	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#7	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#8	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#9	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#10	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#11	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer	1
#12	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#13	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#14	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top
#15	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top
#16	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion Grey 2 drawer
#17	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#18	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#19	8x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#20	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#21	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#22	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#23	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#24	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#25	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#26	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#27	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#28	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#29	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#30	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#31	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#32	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#33	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#34	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#35	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#36	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#37	6x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer

400 Galleria
Suite 300 Furniture and Fixtures

												File Cabinets
							Side Chair		Bookcase						Table
Location		Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Description	White Board
#38	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#39	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#40	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#41	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#42	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#43	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#44	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#45	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#46	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#47	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#48	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#49	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#50	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#51	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#52	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#53	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#54	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#55	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#56	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#57	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#58	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#59	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#60	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#61	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#62	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#63	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#64	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#65	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#66	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#67	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#68	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#69	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#70	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#71	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#72	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#73	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#74	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#75	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#76	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#77	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#78	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#79	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#80	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#81	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#82	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#83	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#84	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#85	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#86	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#87	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#88	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#89	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#90	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#91	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#92	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#93	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#94	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#95	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#96	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#97	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
Receptionist Desk		1		1						1

Totals		98		98		0		0		77		98		1		0

400 Galleria
Suite 300 Furniture and Fixtures

File Cabinets
						Side Chair		Bookcase						Table
Location	Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Description	White Board
Conference Rooms
Legacy Conference Room					Table - 1
Chairs - 8

Integrity Conference Room					Table - 1
Chairs -9

Independence Conference Room					Table - 1
Chairs - 6

Innovation Conference Room					Table - 1
Chairs - 6

Lobby Area
End tables- 3
Chairs - 4

Filing Cabinets					Off-white 5 drawer - 21